Other provisions	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Other provisions
32. Other provisions

	Legal and other disputes £m	Major restructuring programmes £m	Employee related provisions £m	Other provisions £m	Total £m

At 1 January 2022	196	652	322	301	1,471

Exchange adjustments	28	21	16	20	85

Charge for the year	145	144	125	141	555

Reversed unused	(12)	(131)	(40)	(78)	(261)

Unwinding of discount	3	1	–	–	4

Utilised	(126)	(277)	(91)	(45)	(539)

Transfer to assets held for sale/distribution	(16)	(60)	(22)	(21)	(119)

Additions through business combinations	–	15	–	8	23

Reclassifications and other movements	–	(8)	(1)	(20)	(29)

Transfer to Pension obligations	–	(6)	–	–	(6)

At 31 December 2022	218	351	309	306	1,184

To be settled within one year	190	259	75	128	652

To be settled after one year	28	92	234	178	532

At 31 December 2022	218	351	309	306	1,184
Legal and other disputes
The Group is involved in a substantial number of legal and other disputes, including notification of possible claims, as set out in Note 47, ‘Legal proceedings’. Provisions for legal and other disputes include amounts relating to product liability, anti-trust, government investigations, contract terminations and self insurance.
The Group may become involved in significant legal proceedings in respect of which it is not possible to meaningfully assess whether the outcome will result in a probable outflow, or to quantify or reliably estimate the liability, if any, that could result from ultimate resolution of the proceedings. In these cases, the Group would provide appropriate disclosures about such cases, but no provision would be made.
The net charge for the year of £133 million (including reversals and estimated insurance recoveries) primarily related to provisions for product liability cases, commercial disputes and various other government investigations.
The discount on the provision is £3 million in 2022 (2021: £nil). The discount was calculated using risk-adjusted projected cash flows and risk-free rates of return.
In respect of product liability claims related to certain products, provision is made when there is sufficient history of claims made and settlements to enable management to make a reliable estimate of the provision required to cover unasserted claims. The ultimate liability for such matters may vary from the amounts provided and is dependent upon the outcome of litigation proceedings, investigations and possible settlement negotiations.
The Group’s position could change over time, and, therefore, there can be no assurance that any losses that result from the outcome of any legal proceedings will not exceed by a material amount the amount of the provisions reported in the Group’s financial accounts.
It is in the nature of the Group’s business that a number of these matters may be the subject of negotiation and litigation over many years. Litigation proceedings, including the various appeal procedures, often take many years to reach resolution, and out-of-court
settlement discussions can also often be protracted. Indemnified disputes will result in a provision charge and a corresponding receivable.
The Group is in potential settlement discussions in a number of the disputes for which amounts have been provided and, based on its current assessment of the progress of these disputes, estimates that £190 million of the amount provided at 31 December 2022 will be settled within one year. At 31 December 2022, it was expected that £nil (2021: £4 million) of the provision made for legal and other disputes will be reimbursed by third parties. For a discussion of legal issues, See Note 47, ‘Legal proceedings’.
Major restructuring programmes
During 2022, the Group had two major restructuring programmes in progress: the Separation Preparation programme which focused on preparing for the separation of GSK into two new companies and the Significant Acquisitions programme which is focused on the integration of recent acquisitions.
Restructuring provisions primarily include severance costs when management has made a formal decision to eliminate certain positions and this has been communicated to the groups of employees affected and appropriate consultation procedures completed, where appropriate. No provision is made for staff severance payments that are paid immediately.
The discount on the provisions increased by £1 million in 2022 (2021: increased by £2 million).
Pension augmentation includes £6 million relating to the defined benefit plan arising from staff redundancies, as shown in Note 30, ‘Pensions and other post-employment benefits’.
Employee related provisions
Employee related provisions include obligations for certain medical benefits to disabled employees and their spouses in the US.
At 31 December 2022, the provision for these benefits amounted to £66 million (2021: £69 million). Other employee benefits reflect a variety of provisions for severance costs, jubilee awards and other long-service benefits.
Given the nature of these provisions, the amounts are likely to be settled over many years.
Other provisions
Included in other provisions are provisions for onerous contracts, insurance provisions and a number of other provisions including vehicle insurance and regulatory matters.